THE MEXICO
                                     EQUITY
                                   AND INCOME
                                   FUND, INC.



                                 ANNUAL REPORT
                                 JULY 31, 1997



                            ADVANTAGE ADVISERS, INC.

                    The Mexico Equity and Income Fund, Inc.

                                                              September 15, 1997

Dear Fund Shareholder,

We are pleased to present you with the financial statements of The Mexico Equity and Income Fund, Inc. (the "Fund") for the fiscal year ended July 31, 1997. The Fund's net asset value (NAV) rose 40.7% during the period. During the same period, the Mexican Bolsa rose 63.6% while the Fund's market price total return was 62.5%. On July 31, 1997, the Fund's market price, excluding dividends and distribution, closed at $14.125 per share, up 46.8% for the period.

As the Fund's Investment Adviser describes in the following pages, Mexico's economic recovery, which started in late 1995, continued through the period as the country experienced faster than expected growth and lower inflation.

During the last 12 months, interest rates fell approximately 1,200 basis points to end the period below 20% for the first time since December 1994, while unemployment was down to 3.4%, also the lowest level since 1994.

Although the markets continue to be volatile, the Investment Adviser is cautiously optimistic about Mexico's markets in the short term and remains confident in the country's ability to grow over the long term. The Fund's 44 common stock holdings in 14 sectors and 6 fixed income holdings as of July 31, 1997, provided shareholders with broad exposure to investment in Mexican companies. As of July 31, 1997, 88.8% of the Fund's investments were in Mexican equities.

Emerging markets like Mexico continue to play an increasingly important role in world economies. We continue to believe that The Mexico Equity and Income Fund, Inc. can provide investors with a vehicle for strategic diversification and investment in an important emerging country and a close neighbor of the United States.

At the meeting of the Fund's Board of Directors on September 12, 1997, the Board adopted certain amendments to its By-Laws, pursuant to recent changes in Maryland corporate law, which reduce the minimum permissible size of Board committees to one director and increase the percentage of stockholder voting power that is required to call a special stockholder meeting to a majority of votes entitled to be cast at the meeting.

On behalf of the Board of Directors, I thank you for your participation in the Fund. If you have any questions about the Fund, please call our toll-free number at (800) 421-4777.

Sincerely,

/s/ Alan Rappaport

Alan Rappaport
Chairman

Report of the Mexican Adviser            The Mexico Equity and Income Fund, Inc.
Annual Report For The Year Ended July 31,1997

Mexico's Economic Environment

The Mexican economy improved during the 12-month period ended July 31, 1997, largely as a result of the government's successful maintenance of a neutral monetary policy. The recovery, which started in the fourth quarter of 1995, continued through the end of the Fund's 1997 fiscal year. Over the period, Mexico experienced higher growth and lower inflation than originally forecast. GDP growth was 8.8% in second quarter 1997; we believe it will be approximately 6.2% for the full year 1997. The Mexican peso was relatively stable over the period, appreciating gradually against the U.S. dollar since 1996. In July, analysts raised their consensus forecasts for the peso at calendar year-end 1997 from 9.5 pesos to about 8.3 pesos per U.S. dollar.

Net international reserves reached US$15.6 billion at July 31, 1997 versus US$3.8 billion at the same date last year. Interest rates fell 1,200 basis points to levels below 20%, versus around 30% last year. Monthly inflation in July 1997 was 0.87% or, on a cumulative basis, 9.8% year-to-date. For 1997, inflation is projected at about 17%, versus 27.7% in 1996 and 52.0% in 1995.

Mexico's return to the international financial markets was a key element in restoring investor confidence during the period. Highlights included the government's retirement of the Brady bonds at a discount, as well as the prepayment of more than US$19 billion borrowed from the U.S. Treasury and the International Monetary Fund (IMF) in 1995. In early 1997, capital inflows to Mexico began to increase, reaching US$5.6 billion through July versus US$3.6 billion for the full year 1996.

Recent data has confirmed the gradual improvement in purchasing power and disposable income. The index of industrial activity for June 1997 increased 9.9% year-on-year and the unemployment rate was down to 3.4%, the lowest level in more than two years. In addition, supermarket sales were up an estimated 3.3% year-on-year in May and slightly down 0.9% in June. The annual growth in wholesale sales was 6.6% in April, 4.4% in May and 4.6% in June, compared with a contraction of 25% in 1995 and 2% growth in 1996. These results were fueled by higher sales of durable goods and, to a lesser extent, of basic supplies. We estimate a modest 3.0% growth in overall private consumption for 1997 and 4.1% for 1998.

--------------------------------------------------------------------------------

Fund Updates

The Fund's toll-free phone number, (800) 421-4777, provides callers with a recorded monthly update of the markets in which the Fund invests. It also offers details about the Fund, its portfolio and performance.

Tracking the Fund's NAV

The Fund's net asset value (NAV) is calculated weekly and published in The Wall Street Journal every Monday under the heading "Closed End Funds." The Fund's net asset value is also published in Barron's on Saturdays and in The New York Times on Mondays. The Fund is listed on the New York Stock Exchange under the ticker symbol MXE.

--------------------------------------------------------------------------------

The Mexican Stock Market

For the 12-month period ended July 31, 1997, the Bolsa returned 63.6% in U.S. dollar terms, well above its 3.5% increase in fiscal 1996. The market during the first half of the Fund's 1997 fiscal year was characterized by volatility caused by the uncertainty surrounding Mexico's mid-term elections, scheduled for July 1997, as well as by projections of a correction in the U.S. stock markets. These factors dampened the Bolsa, which rose 17.6% in dollar terms over the six months through January 1997. The market's skepticism continued into early 1997 due to nervousness about the elections and concerns about the slow pace of economic recovery. The market improved, however, as the economic program increasingly appeared consistent and successful, and the elections were widely viewed as clean and uncontested. These factors, coupled with high international liquidity and the relative attractiveness of the dollar-linked economies in the American region, boosted flows of foreign capital into Mexico. The Bolsa responded swiftly, reaching our year-end 1997 target of 4,800 points by mid-year, a gain of 39% in U.S. dollar terms for the six months ended July 31, 1997.

The best sector performers, for fiscal 1997 in U.S. dollar terms, were: (1) Textiles, up 795%, (2) Industrial Conglomerates, up 104%; and (3) Food, Beverages & Tobacco, up 95%.

Fund's Performance and Portfolio Strategy

The Fund's net asset value (NAV) rose 40.7% during the year ended July 31, 1997. During the same period, the Mexican Bolsa rose 63.6% while the Fund's market price total return was 62.5%. During fiscal year 1997, the Fund continued to invest around 10% of its total assets in highly diversified Peso debt instruments, including convertible bonds, bank promissory notes and debt products carrying high real interest rates. The Fund's equity strategy was the result of stock-picking based on bottom-up analysis. The Fund's investments continued to anticipate a recovery in domestic demand, focusing on companies expected to increase top-line growth through increased market share.

The Fund's three largest sectors at the end of July 1997 were: (1) Food, Beverage and Tobacco with a 19% weighting, (2) Industrial Conglomerates with a 17% weighting and (3) Retailing and Specialty Stores with a 16% weighting.

Review of Key Economic Sectors

Automotive Industry

The automotive industry was one of the most dynamic over the period, growing 29% in 1996 and 4% in the first half of 1997. From January to April 1997, Mexico was the world's third-largest automotive exporter, following Canada and Japan. Domestic automotive sales are recovering from the large decreases of 1995 and 1996. We expect sales to increase by 27% in 1997 and 28% in 1998.

Food

Since the end of 1996, the food industry has shown signs of recovery. Growth in the sector continued through the first half of 1997 and we expect it to be 4% on an average annualized basis for this year and next. This is primarily a result of job creation and recovering purchasing power.

We expect food prices to follow inflation. Companies' profitability should be enhanced by greater operating efficiencies, continued control of operating expenditures, and a stronger peso. The food market leaders traded on the Bolsa are expected to continue growing at the expense of smaller producers. In addition, the export market offers them the potential to boost sales of products that are price competitive and meet international quality standards. Finally, geographical location allows Mexican food companies to serve both the U.S. and Latin American markets. Some of these companies also have joint ventures with global leaders.

Beverages

The recovery of the bottling industry started in fourth quarter 1996 due to the companies' considerable cost control efforts. In 1997 and 1998 we expect the industry to continue growing, with volumes increasing an estimated 5.5% a year. Prices are expected to remain in line with inflation in 1997 and 1998, but to remain stable in dollar terms due to discounts and promotions. Non-returnable products, especially for Coca-Cola bottlers, are beginning to show rapid growth, reflecting the industry's increased marketing of such products and the recovery of purchasing power.

During the period, the beer industry was characterized by strong export growth, cost control efforts and improvements in the production process. We expect domestic beer volumes to grow 3.8% in 1997 and 4.9% in 1998, with export volumes increasing 30.9% and 14.8%, respectively. We anticipate prices rising 6% in real terms in 1997 and remaining stable in 1998.

Cement and Construction

In spite of the gradual recovery of domestic demand for cement and ready-mixed concrete, the market has been characterized by strong price competition. Furthermore, during the first three months of 1997, energy prices were unusually high and cut into profit margins. Domestic demand for cement grew 14% during the year and concrete sales grew 32%. But in real terms, prices fell 13% and 15%, respectively.

From May through July, demand for both construction in general and cement in particular began to show more solid growth, helping the market absorb a 10% hike in sales prices. Based on this situation and the expected decline in energy costs, we estimate that domestic demand for cement could grow about 9% in both 1997 and 1998, while concrete demand could rise 20% in 1997 and 15% in 1998. Higher demand would enable companies to maintain price increases in line with inflation.

Retail

We believe the retail sector will start to make an important recovery in 1997. In June, self-service stores posted a slight year-on-year decrease of 0.9% in same-store sales, while department stores sales grew by 3.7% year-on-year.

We estimate same-store sales by publicly traded companies should rise an average 2% in 1997 which, in addition to their renewal of broader expansion programs, leads us to estimate real growth of 13% in net profit for the year. A recovery in sales would boost operating margins in 1997, especially considering that margins are still below their 1994 levels even though companies reduced costs significantly during the 1994-1995 crisis.

The Fund's investment strategy in the retail sector reflects an expectation of growth potential for market share leaders that maintain their leadership position in the greater Mexico City area. Higher real wages (a 5% real increase took effect in early 1997) should sustain higher sales.

Industrial Conglomerates

The conglomerates were able to increase sales volumes, including exports, through increased economies of scale and efficiencies. Export sales were high enough to drive real growth in spite of the peso's appreciation. The negative effect of a stronger peso was largely offset by the positive effects of increased productivity and higher capacity utilization.

We believe the quality of operating cash flow is now better than it was one or two years ago. In 1995 and 1996, concern existed that the good performance of the industrial groups was due to a lucky combination of external factors: first, the peso was unusually weak, helping exports; and second, international prices for commodities were at the high end of their cycles. Today, though the peso is no longer viewed as undervalued and commodity prices have come down, these companies remain in good shape.

Top Ten Holdings

Cifra, S.A. de C.V. -- 7.5% of total investments

Cifra is the main commercial chain in Mexico. It has a total of 373 units, of which 180 are self-service stores, 36 are department stores, and 157 are restaurants. We view the company as having the strongest balance sheet, capable management and the second-highest operating margin of all Mexican retailers. In 1991, it formed a partnership with Wal-Mart Stores, Inc. to open Wholesale Clubs in Mexico. In May 1992, this partnership was extended to include the new self-service stores, Aurrera, Bodega Aurrera, Superama and Wal-Mart Supercenters, and in January 1994 to include the new department store, Suburbia, and restaurants, Vips and Porton, among others. In June 1997, Cifra announced that it had reached an agreement with Wal-Mart Stores Inc., to merge their joint venture companies into Cifra. Cifra's sales area has reached 1.3 million square meters; the company has a total of 49,510 employees.

We believe that the agreement between Wal-Mart and Cifra will spur more aggressive expansion and increase efficiencies and economies of scale. We believe the agreement will also ensure the company's market leadership. During fiscal year 1997, the Fund's holding of Cifra rose from 5.1% to 7.5% as part of our strategy to increase domestically-oriented companies, purchasing at what we believed were undervalued levels.

Grupo Modelo, S.A. de C.V. -- 4.4% of total investments

Grupo Modelo is a large company, with total annual sales of US$1.4 billion (as of December 1996) and a market capitalization of US$7.2 billion. Grupo Modelo is the leading producer of beer in Mexico and exports about 21% of its output. The company accounts for about 54% of the national market and 81% of Mexican beer exports. This year the company opened its eighth plant in

Zacatecas (northern Mexico), which will increase installed capacity by 10%. Grupo Modelo maintains a solid financial structure, with no debt. The company's average operating margin for the period was 19%, and 25% for the second quarter alone.

Grupo Modelo's weight in the Fund's portfolio rose from 2.3% to 4.4% of total investments during the fiscal year. For the same period, Grupo Modelo's stock price rose 104% in U.S. dollar terms.

Grupo Elektra S.A. de C.V. -- 4.2% of total investments

Grupo Elektra is Mexico's dominant specialty retailer of electronics, appliances and household furniture. Grupo Elektra's annual sales total US$700 million and its market capitalization is US$1.7 billion. Grupo Elektra targets the low-income population, with 450 stores throughout Mexico. It plans to add 50 new stores in Mexico and 30 in Central America in 1997. A key factor in the company's growth has been a sales program that allows customers to purchase products at fixed prices during a 13- to 53-week period. Other businesses include: money transfers to and from the U.S.; Grupo Hecali, a specialized clothing and footwear store; merchandise transfer between the U.S. and Mexico; and other products and services that allow the company to take advantage of its store base and systems infrastructure. Grupo Elektra enjoys lower advertising costs through its 20% stake in Television Azteca.

During the period, Grupo Elektra's weight in the Fund's portfolio rose from 1.9% to 4.2% while the market price of its shares registered a 144.4% increase in U.S. dollar terms.

Desc Sociedad de Fomento Industrial, S.A. de C.V. -- 4.2% of total investments

Desc is one of the largest and best-diversified Mexican industrial groups with annual sales of US$1.6 billion. Exports represent a third of total sales. Desc's market capitalization is US$2.8 billion. The company focuses on five business sectors: automotive parts at 42% of total sales (Unik); chemicals at 35% (Girsa); agribusiness at 18% (Agrobios); consumer products at 4% (Girsa); and real estate at 1% of total sales (Dine). Unik produces a wide array of automotive parts which are marketed and sold to original equipment manufacturers
(OEMs) or in the secondary market, both domestically and for export. Girsa's main products are synthetic rubber, polystyrene, phosphates, carbon black and phenol. Girsa is also responsible for Desc's consumer products division which produces adhesives and waterproofing additives. Agrobios produces poultry, pork and animal feeds. At the end of 1997, the company plans to incorporate a shrimp business which we anticipate will boost the company's growth. Dine concentrates on office, commercial and residential buildings at the upper income end of the market.

Several developments during the 1997 fiscal year should support Desc's growth: new contracts for autoparts; the introduction of additional product lines at Unik and Agrobios; two acquisitions in the manual and heavy transmission business by its automotive division; and higher sales and volume increases in pork. During the period, Desc's weight in the Fund's portfolio increased from 3.9% to 4.2% while the stock price rose 88% in U.S. dollar terms.

Telefonos de Mexico, S.A. de C.V. -- 4.1% of total investments

Telefonos de Mexico (Telmex) is the only Mexican company that offers integral telecommunication services at the national level, including local, long distance data, cellular and paging services. Telmex's annual sales total US$6.7 billion and its market capitalization is US$21.6 billion. In August 1996, the company lost its exclusivity over the long distance market and in the near future it will face competition in other businesses, such as local service. At the end of 1996, the company had 8.8 million lines in service representing a telephone penetration of roughly 9.6 lines per 100 inhabitants.

Telmex estimates that it has 61% of the cellular telephone market. Telmex's future projects include entering the U.S. long distance market in a joint effort with its commercial partner Sprint, as well as strengthening its presence in the local market before this opens up to competition. The company's cost controls have allowed it to maintain high operating margins. We expect margins around 56% for the next two years. A 16% local tariff increase in real terms effective over the fiscal period, will boost revenues. We expect that by the end of 1997 rates will reach pre-1994 crisis levels and will be maintained in real terms throughout 1998. This income should offset the loss of market share that Telmex is expected to experience during the 1997 opening of the long distance market. During the period, the Fund's holding in Telmex decreased from 5.4% of the total portfolio to 4.1% while the stock price rose 84% in U.S. dollar terms.

Grupo Carso, S.A. de C.V. -- 4.0% of total investments

Grupo Carso is a Mexican holding company that operates through consolidated subsidiaries and associated companies principally in the following sectors: tobacco, automotive, construction, retail, mining, and metallurgy and telecommunication cable. Grupo Carso's annual sales totals US$3.1 billion and its market capitalization is US$7.3 billion.

Grupo Carso operates in businesses that are less cyclical and more focused on the domestic market than other Mexican industrial groups. Mr. Carlos Slim, Chairman of the Board, has a solid reputation for acquiring undervalued assets and turning around distressed companies. Grupo Carso has a record of increasing returns for investors through newly implemented operational efficiencies in acquired companies. Grupo Carso recently announced the creation of a new subsidiary which will initially consist of 60% of the shares of Sears de Mexico, that the company bought in April 1997 from the parent company Sears, Roebuck and Co.

During the period, Grupo Carso's weight in the Fund increased from 1.1% to 4.0% while the stock price rose 112.5% in U.S. dollar terms.

Cemex, S.A. de C.V. -- 3.9% of total investments

Cemex is Mexico's leading and the world's third-largest producer of cement, ready mix concrete, and aggregates. Cemex's annual sales are US$3.8 billion and its market capitalization is US$7.8 billion. The company has operations in Spain, Venezuela, the United States, Colombia, Panama and the Caribbean. Its Mexican operations are the most important for the group, totaling 18 plants with an installed capacity of 28 million tons per year. Cemex has 56% of the Mexican market. In addition, Cemex is the leading cement trader in the world, with clients in 60 countries worldwide. The company's management is recognized for its efficiency, aggressiveness and experience. Cemex is a global company and is considered to be the lowest cost operator in the world.

During the period, the Fund's holding in Cemex decreased from 4.2% to 3.9% while its stock price registered a 55.3% increase in dollar terms.

Grupo Industrial Camesa, S.A. de C.V. -- 3.0% of total investments

Grupo Camesa's industrial division is the largest producer of high carbon steel wire and wire rope in Mexico and one of the world's top ten. Grupo Camesa's annual sales total US$120 million and its market capitalization is US$184 million. The wire produced by Grupo Camesa is used by the tire, construction, and furniture industries while wire rope products are employed in mining, fishing, the extraction of oil, and electricity transmission lines. The mining division's activities focus on fluorite, which is marketed in two basic forms: metallurgical gravel, used to produce steel, ceramics, glass, and acid grade concentrate, from which hydrofluoric acid is obtained; and aluminum fluoride, used in the production of aluminum. The company has a solid financial structure with high margins and profitability, and is highly export oriented.

During the period, the Fund acquired its position in Grupo Camesa. The company's stock price rose 71.5% in U.S. dollar terms over the fiscal year.

Tablex S.A. de C.V. -- 2.9% of total investments

The company manufactures cookies, pasta, wheat flour, plastic film for food-product packaging and cardboard boxes with annual sales of US$215 million. Tablex's market capitalization is US$200 million. It currently operates eight factories in four Mexican states, and utilizes a healthy 85% of its installed capacity of 525,000 metric tons per year. Tablex exports 11% of total sales, holds 55% of the pasta market and about 5% of the Mexican market for cookies.

We believe that the food sector will see positive results in 1997 as consumption growth accelerates. We therefore continue to like Tablex stock despite its relatively weak price performance over the fiscal year. At July 31, 1997, Tablex's weight in the Fund was 2.9%. The company's stock price increased 15% in dollar terms during fiscal 1997.

Grupo Industrial Sanluis, S.A. de C.V. -- 2.7% of total investments

Grupo Sanluis is an industrial conglomerate operating in the autoparts (Grupo Rassini, 83% of total sales) and mining sectors (Luismin, 17% of sales). Grupo Sanluis sales total US$258 million and its market capitalization is US$632 million. Rassini manufactures suspension and break components, and is the leading supplier of leaf springs to original equipment manufacturers for use in the production of light trucks, sport utility vehicles and mini vans. Luismin owns and operates gold and silver mines, exporting all its production, which accounts for 10% and 5% of Mexico's total gold and silver output, respectively. During the period, Grupo Sanluis registered a 38% dollar return.

During the period, we decreased the Fund's position in Grupo Sanluis from 6.2% to 2.7%, following our strategy of reducing exposure in exporting companies due to the expected strengthening of the Peso.

Outlook

The Mexican stock market was bullish for the first half of 1997. We continue to be optimistic about the Mexican market's potential for growth through July 1998. We anticipate that the market will validate higher stock valuation multiples due to three main factors: first, expectations of continued strong macro-economic indicators for the second half of the year; second, the fact that the Bolsa remains 20% below its 1994 levels in U.S. dollar terms; third, high levels of international liquidity, which benefit Mexico among other emerging markets.

Looking forward on the political front, issues to keep in mind in the short term include the U.S. Federal Reserve review of interest rates, a review of German interest rates by that country's central bank, and in the Mexican federal Congress, evolution of the unprecedented "co-habilitation" of political parties.


Respectfully,

/s/ M. Eugenia Pichardo

M. Eugenia Pichardo
Portfolio Manager
Acci Worldwide, S.A. de C.V.
Mexico City
September 15, 1997

Schedule of Investments                  The Mexico Equity and Income Fund, Inc.
July 31, 1997 (Unaudited)

Number                                             Percent
of Shares     Security                         of Holdings                 Value
================================================================================
              MEXICO                                 99.87%
--------------------------------------------------------------------------------
              COMMON  STOCKS                         88.78%
--------------------------------------------------------------------------------
              Cement                                  9.61%
  422,000     Apasco, S.A. de C.V. ........................      $     3,236,817
1,505,000     Cemex, S.A. .................................            7,541,834
2,549,000     Grupo Cementos de Chihuahua, S.A. de C.V.L. .            3,512,716
2,161,980     Internacional de Ceramica, S.A. de C.V.* ....            4,339,161
                                                                 ---------------
                                                                      18,630,528
                                                                 ---------------

              Communications and Transportation       5.91%
  797,000     Carso Global Telecom, S.A. de C.V. A1 .......            3,423,356
2,120,000     Telefonos de Mexico, S.A. de C.V. L .........            5,853,883
   39,400     Telefonos de Mexico, S.A. de C.V. ADR .......            2,181,775
                                                                 ---------------
                                                                      11,459,014
                                                                 ---------------
              Computers                               2.36%
1,088,000     Acer Computec Latino America, S.A. de C.V.* .            4,033,493
   30,000     Acer Computec Latino America, S.A.
                de C.V. ADR* ..............................              547,500
                                                                 ---------------
                                                                       4,580,993
              Construction                            3.10%
  480,000     Consorcio ARA, S.A. de C.V.* ................            1,877,660
  490,000     Corporacion Geo, S.A. de C.V. B* ............            2,756,152
  450,000     Empresas ICA Sociedad Controladora,
                S.A. de C.V. ..............................            1,380,633
                                                                 ---------------
                                                                       6,014,445
              Entertainment                           2.55%
1,016,000     Corporacion Interamericana de
                Entretenimiento, S.A de C.V. B* ...........            4,935,506
                                                                 ---------------

              Financial Groups                        5.70%
6,094,000     Grupo Financiero Bancomer, S.A. B* ..........            4,502,821
2,000,000     Grupo Financiero GBM Atlantico, S.A. B* .....            1,508,469
1,049,000     Grupo Financiero Inbursa, S.A. B* ...........            5,042,173
                                                                 ---------------
                                                                      11,053,463
                                                                 ---------------

              Food, Beverage, and Tobacco            18.91%
  189,500     Empresas La Moderna, S.A. de C.V. ADR* ......            4,180,844
  581,000     Fomento Economico Mexicano, S.A. de C.V. B ..            4,649,485
  226,000     Gruma, S.A. de C.V. B* ......................            1,068,968
  524,000     Grupo Continental, S.A. de C.V. A ...........            1,440,204
  605,000     Grupo Industrial Bimbo, S.A. de C.V. A ......            4,833,813
  428,000     Grupo Industrial Maseca, S.A. de C.V. B .....              525,254
  922,000     Grupo Modelo, S.A. de C.V. C ................            8,545,222
2,112,000     Pepsi Gemex , S.A. de C.V. ..................            5,113,618
  418,000     Sistema Argos, S.A. de C.V. B ...............              705,350
1,850,000     Tablex, S.A. de C.V. 2 ......................            5,593,161
                                                                 ---------------
                                                                      36,655,919
                                                                 ---------------

Schedule of Investments (continued)      The Mexico Equity and Income Fund, Inc.
July 31, 1997 (Unaudited)

Number                                             Percent
of Shares     Security                         of Holdings                 Value
================================================================================
COMMON  STOCKS (continued)

              Industrial Conglomerates               17.12%
  531,000     Desc Sociedad de Fomento Industrial,
                S.A. de C.V. A ............................     $      4,751,678
  366,750     Desc Sociedad de Fomento Industrial,
                S.A. de C.V. C ............................            3,310,009
  981,000     Grupo Carso, S.A. de C.V. A1 ................            7,825,427
8,000,000     Grupo Industrial Camesa, S.A. de C.V. B* ....            5,788,431
1,325,000     Grupo Imsa, S.A. de C.V. ....................            4,251,518
  667,000     Grupo Industrial Sanluis, S.A. de C.V. ......            5,167,172
  460,000     Vitro, S.A. de C.V. .........................            2,087,568
                                                                 ---------------
                                                                      33,181,803
                                                                 ---------------
              Mining                                  1.11%
  262,171     Grupo Mexico S.A. de C.V. 108E Series
                Warrants (Exp. 9/8/2001)* .................              871,390
  284,000     Industrias Penoles, S.A. de C.V. ............            1,288,846
                                                                 ---------------
                                                                       2,160,236
                                                                 ---------------
              Paper                                   0.82%
   42,000     Grupo Industrial Durango, S.A. de C.V. A* ...              330,201
  265,000      Kimberly-Clark de Mexico, S.A. de C.V. A ...            1,253,436
                                                                 ---------------
                                                                       1,583,637
                                                                 ---------------

              Retailing                              10.36%
3,210,556     Cifra, S.A. de C.V. A .......................            6,041,468
  977,000     Cifra, S.A. de C.V. B .......................            1,880,936
3,877,000     Cifra, S.A. de C.V. C .......................            6,690,892
1,890,000     Controladora Comercial Mexicana,
                S.A. de C.V. ..............................            1,860,403
1,817,000     Grupo Gigante, S.A. de C.V. B* ..............              731,678
  918,000     Organizacion Soriana, S.A. de C.V. B ........            2,875,168
                                                                 ---------------
                                                                      20,080,545
                                                                 ---------------
              Specialty Stores                        6.05%
  546,000     Grupo Elektra, S.A. de C.V. .................            8,131,544
  996,000     Nacional de Drogas, S.A. de C.V. L ..........            3,596,932
                                                                 ---------------
                                                                      11,728,476
                                                                 ---------------
              Steel                                   3.38%
  282,000     Hylsamex, S.A. de C.V. B ....................            1,863,777
  245,000     Tubos de Acero de Mexico, S.A. de C.V.* .....            4,694,854
                                                                 ---------------
                                                                       6,558,631
                                                                 ---------------
              Textile                                 1.80%
  982,000  Grupo Covarra, S.A. de C.V.* ...................            1,197,607
5,180,000         Hilasal Mexicana, S.A. de C.V. A ........            2,297,808
                                                                 ---------------
                                                                       3,495,415
                                                                 ---------------

              TOTAL COMMON STOCKS (Cost $127,209,143)                172,118,611
                                                                 ---------------

Schedule of Investments (continued)      The Mexico Equity and Income Fund, Inc.
July 31, 1997 (Unaudited)

Par Value                                              Percent
(000)         Security                             of Holdings             Value
================================================================================
--------------------------------------------------------------------------------
              CONVERTIBLE DEBENTURES                     3.74%
--------------------------------------------------------------------------------
    $1,750    Altos Hornos de Mexico 5.50%, 12/15/01 .........   $     1,828,750
MXP 15,900    Corporacion Interamericana
                Entretenimiento 12.00%, 06/06/99 .............         2,146,932
MXP 24,113    Grupo Financiero Bancomer 23.5625%, 05/16/02** .         3,278,961
                                                                 ---------------

              TOTAL CONVERTIBLE DEBENTURES (Cost $7,489,033)           7,254,643
                                                                 ---------------

--------------------------------------------------------------------------------
              LONG -TERM PROMISSORY NOTE                 2.63%
--------------------------------------------------------------------------------

MXP 38,180    Vitro, S.A. 13.00%,  12/07/99 ..................         5,105,195
                                                                 ---------------

              TOTAL LONG -TERM PROMISSORY NOTE (Cost $4,959,549)       5,105,195
                                                                 ---------------

--------------------------------------------------------------------------------
              SHORT-TERM OBLIGATIONS                     4.72%
--------------------------------------------------------------------------------

              PROMISSORY NOTES                           4.72%
MXP 27,557    Banco del Atlantico S.A. 19.80%, 08/01/97 ......         3,522,780
MXP 28,000    Grupo Financiero Bancomer S.A. 20.80%, 08/01/97          3,579,418
MXP 16,000    Grupo Financiero Bancomer S.A. 23.00%, 09/17/97          2,045,382
                                                                 ---------------

              TOTAL PROMISSORY NOTES (Cost $9,120,489)                 9,147,580
                                                                 ---------------


              TOTAL SHORT-TERM OBLIGATIONS (Cost $9,120,489)           9,147,580
                                                                 ---------------


              TOTAL MEXICO (Cost $148,778,214)                       193,626,029
                                                                 ---------------

Schedule of Investments (concluded)      The Mexico Equity and Income Fund, Inc.
July 31, 1997

Number                                             Percent
of Shares     Security                         of Holdings                 Value
================================================================================
              UNITED STATES                           0.13%
--------------------------------------------------------------------------------
              SHORT-TERM INVESTMENT                   0.13%
--------------------------------------------------------------------------------

  253,502     Temporary Investment Fund, Inc. --
                Temp Cash Portfolio                              $       253,502
                                                                 ---------------

TOTAL SHORT-TERM INVESTMENT (Cost $253,502)                              253,502
                                                                 ---------------

TOTAL UNITED STATES (Cost $253,502)                                      253,502
                                                                 ---------------

TOTAL INVESTMENTS (Cost $149,031,716)***               100%      $   193,879,531
                                                                 ===============
-------------------------
Footnotes and Abbreviations

  *Non-income producing security.
 **Variable rate security. Interest rate represents rate at July 31, 1997. ***Aggregate cost for Federal income tax purposes is $151,153,351.
   The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
   Excess of market value over tax cost       $ 45,176,281
   Excess of tax cost over market value         (2,450,101)
                                              ------------
                                              $ 42,726,180
                                              ============
MXP Mexican Pesos
ADR American Depository Receipt

See accompanying notes to financial statements.

Statement of Assets and Liabilities                         The Mexico Equity and Income Fund, Inc.
July 31, 1997
Assets
Investments, at value (Cost $149,031,716) ..........................................   $193,879,531
Receivables:
         Dividends .................................................................        790,849
         Interest (net of withholding tax of $17,637) ..............................        362,908
         Maturities ................................................................      7,527,528
         Securities sold ...........................................................      4,357,225
Prepaid expenses ...................................................................         13,326
                                                                                       ------------
         Total Assets ..............................................................    206,931,367
                                                                                       ------------

Liabilities
Payable for securities purchased ...................................................      7,102,198
Due to Custodian ...................................................................        431,827
Due to Mexican Adviser .............................................................         83,573
Due to Co-Adviser ..................................................................         64,287
Due to Administrator ...............................................................         32,143
Accrued expenses ...................................................................        151,633
                                                                                       ------------
         Total Liabilities .........................................................      7,865,661
                                                                                       ------------
Net Assets .........................................................................   $199,065,706
                                                                                       ============
Net Asset Value per Share ($199,065,706/11,825,273) ................................   $      16.83
                                                                                       ============


Net assets consist of:
Capital stock, $0.001 par value; 11,825,273 shares issued and outstanding
         (100,000,000 shares authorized) ...........................................   $     11,825
Paid-in capital ....................................................................    131,288,786
Undistributed net investment income ................................................      1,045,538
Accumulated net realized gain on investments and
         foreign currency related transactions .....................................     21,907,061
Net unrealized appreciation in value of investments and on
         translation of other assets and liabilities denominated in foreign currency     44,812,496
                                                                                       ------------
                                                                                       $199,065,706
                                                                                       ============

See accompanying notes to financial statements.

Statement of Operations                  The Mexico Equity and Income Fund, Inc.
For the Year Ended July 31, 1997
Investment Income
Interest (Net of taxes withheld of $212,538) ...........................................   $  4,927,714
Dividends ..............................................................................      2,488,867
                                                                                           ------------
         Total investment income .......................................................      7,416,581
                                                                                           ------------

Expenses
Mexican advisory fees ................................................     $    806,774
Co-advisory fees .....................................................          620,596
Administration fees ..................................................          310,298
Custodian fees .......................................................          201,250
Legal fees ...........................................................           83,544
Insurance ............................................................           81,330
Audit fees ...........................................................           55,998
Transfer agent fees ..................................................           55,100
Printing .............................................................           27,306
NYSE fees ............................................................           24,525
Directors' fees ......................................................           23,700
Miscellaneous ........................................................           16,802
                                                                           ------------
         Total expenses ................................................................      2,307,223
                                                                                           ------------
         Net investment income .........................................................      5,109,358
                                                                                           ------------

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency
         Holdings and Translation of Other Assets and Liabilities Denominated in
         Foreign Currency:

Net realized gain (loss) from:
         Security transactions .........................................................     26,529,374
         Foreign currency related transactions .........................................       (637,760)
                                                                                           ------------
                                                                                             25,891,614
Net change in unrealized appreciation in value of investments and
         translation of other assets and liabilities denominated in foreign currency ...     39,743,168
                                                                                           ------------

Net realized and unrealized gain on investments, foreign currency holdings
         and translation of other assets and liabilities denominated in foreign currency     65,634,782
                                                                                           ------------

Net increase in net assets resulting from operations ...................................   $ 70,744,140
                                                                                           ============

See accompanying notes to financial statements.

Statement of Changes in Net Assets                         The Mexico Equity and
                                                                Income Fund Inc.


                                                                           For the           For the
                                                                          Year Ended       Year Ended
                                                                         July 31, 1997    July 31, 1996
                                                                         -------------    -------------
Increase (Decrease) In Net Assets

Operations
Net investment income ................................................   $   5,109,358    $   9,484,761
Net realized gain (loss) on investments and
         foreign currency related transactions .......................      25,891,614       (1,438,085)
Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other
         assets and liabilities denominated in foreign currency ......      39,743,168        8,584,186
                                                                         -------------    -------------
                  Net increase in net assets resulting from operations      70,744,140       16,630,862
                                                                         -------------    -------------

Distributions to shareholders from
Net investment income ($0.44 per share) ..............................      (5,203,120)              --
Net realized gains ($0.67 and $0.0867 per share, respectively) .......      (7,922,933)      (1,025,251)
                                                                         -------------    -------------
                  Decrease in net assets from distributions ..........     (13,126,053)      (1,025,251)
                                                                         -------------    -------------

Capital share transactions
Proceeds from sale of 3,000,000 shares in connection with rights
         offering (net of sales commission of $623,997) ..............              --       26,751,003
Offering costs charged to paid-in capital ............................            (789)        (687,339)
                                                                         -------------    -------------
Net increase (decrease) in net assets resulting from capital
         share transactions ..........................................            (789)      26,063,664
                                                                         -------------    -------------
Total increase in net assets .........................................      57,617,298       41,669,275
                                                                         -------------    -------------

Net Assets
Beginning of year ....................................................     141,448,408       99,779,133
                                                                         -------------    -------------

End of year (including undistributed net investment income of
         $1,045,538 and $1,777,060, respectively) ....................   $ 199,065,706    $ 141,448,408
                                                                         =============    =============


See accompanying notes to financial statements.

Financial Highlights                     The Mexico Equity and Income Fund, Inc.
For a Share Outstanding throughout Each Period

                                                           For the Year   For the Year   For the Year   For the Year   For the Year
                                                             Ended           Ended          Ended           Ended         Ended
                                                         July 31, 1997   July 31, 1996  July 31, 1995   July 31, 1994  July 31, 1993
                                                         ===========================================================================
Per Share Operating Performance
         Net asset value, beginning of year ...........         $11.96         $11.31         $20.33        $18.51           $16.03
                                                          ------------     ----------     ----------    ----------     ------------
         Net investment income ........................           0.43           0.81+          0.82          0.51             0.68
         Net realized and unrealized gains
                  (losses) on investments, foreign
                  currency holdings, and translation
                  of other assets and liabilities
                  denominated in foreign currency .....           5.55           0.67+         (5.98)         5.47             3.33
                                                          ------------     ----------     ----------    ----------     ------------
         Net increase (decrease) from
                  investment operations ...............           5.98           1.48          (5.16)         5.98             4.01
                                                          ------------     ----------     ----------    ----------     ------------
         Less Distributions
                  Dividends from net investment income           (0.44)            --          (0.03)        (0.42)           (0.77)
                  Distributions from net realized gains          (0.67)         (0.09)         (3.90)        (1.67)           (0.76)
                                                          ------------     ----------     ----------    ----------     ------------
                  Total dividends and distributions ...          (1.11)         (0.09)         (3.93)        (2.09)           (1.53)
                                                          ------------     ----------     ----------    ----------     ------------
         Capital share transactions
                  Anti-dilutive effect of dividend
                  reinvestment ........................             --             --           0.07            --               --
                  Dilutive effect of rights offering ..             --          (0.74)            --         (2.07)              --
                                                          ------------     ----------     ----------    ----------     ------------
                  Total capital share transactions ....           0.00          (0.74)          0.07         (2.07)            0.00
                                                          ------------     ----------     ----------    ----------     ------------
         Net asset value, end of year .................         $16.83         $11.96         $11.31        $20.33           $18.51
                                                          ============     ==========     ==========    ==========     ============
         Per share market value, end of year ..........        $14.125         $9.625         $11.25       $21.250          $18.625

         Total Investment Return Based on
                  Market Value* .......................          62.52%         (8.26)%       (31.96)%       41.40%           37.10%

Ratios/Supplemental Data
         Net assets, end of year (in 000s) ............       $199,066       $141,448       $99,779         $175,380       $117,627
         Ratios of expenses to average
                  net assets ..........................           1.49%          1.56%          1.71%         1.64%            1.63%
         Ratios of net investment income to
                  average net assets ..................           3.29%          7.32%          5.73%         2.75%            4.14%
         Portfolio turnover ...........................         127.44%         42.59%         50.52%        43.57%           44.21%
         Average commission rate paid** ...............         $0.005         $0.003            N/A           N/A              N/A

* Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Total investment return does not reflect sales loads or brokerage commissions.

** Computed by dividing the total amount of brokerage commissions paid by the total number of shares of investment securities purchased and sold during the period for which commissions were charged as required by the SEC for fiscal years beginning on or after September 1, 1995.

+    Based on average shares outstanding.

See accompanying notes to financial statements.

Notes to Financial Statements                              The Mexico Equity and
July 31, 1997                                                  Income Fund, Inc.

NOTE A: Summary of Significant Accounting Policies

The Mexico Equity and Income Fund, Inc., (the "Fund") was incorporated in Maryland on May 24, 1990, and commenced operations on August 21, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end non-diversified management investment company.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination of net asset value, or, if no sales price is available at that time, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices, rather than the quoted closing price). Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by the Fund was more than 60 days. All other securities and assets are carried at fair value as determined in good faith by, or under the direction of, the Directors.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, including the accretion of discount and amortization of premium on investments, is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or when known. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes.

In accordance with U.S. Treasury regulations, the Fund elected to defer $621,681 of net realized foreign currency losses arising after October 31, 1996. Such losses are treated for tax purposes as arising on August 1, 1997.

Notes to Financial Statements -- (continued)               The Mexico Equity and
July 31, 1997                                                  Income Fund, Inc.

The Fund is subject to the following withholding taxes on income from Mexican sources:

     Dividends distributed by Mexican companies are not subject to Mexican withholding tax if such dividends are paid out of taxed profits. Dividends distributed by Mexican companies from other sources are subject to a 34% withholding tax.

     Interest income on debt issued by the Mexican federal government is not subject to withholding. Withholding tax on interest from other debt obligations is at a rate of 4.9%.

     Gains realized from the sale or disposition of debt securities are not presently subject to taxation unless such securities are listed and traded in the Mexico Stock Exchange ("MSE") in which case a 4.9% withholding tax may apply. Gains realized by the Fund from the sale or disposition of equity securities that are listed and traded on the MSE are exempt from Mexican withholding tax if sold through the stock exchange. Gains realized on transactions outside of the MSE may be subject to withholding at a rate of 20% of the amount received or, upon the election of the Fund, at 30% of the gain. If the Fund has owned less than 25% of the outstanding stock of the issuer of the equity securities within the 12 month period preceding the disposition then such disposition will not be subject to capital gains taxes as provided for in the treaty to avoid double taxation between Mexico and the United States.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, assets and liabilities at the current peso exchange rate on the valuation date, and

     (ii) purchases and sales of investment securities, income and expenses at the peso rate of exchange prevailing on the respective dates of such transactions.

The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. The Fund does isolate the effect of fluctuations in foreign currency rates, however, when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes. The Fund reports foreign exchange realized gains and losses on all other foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

Notes to Financial Statements -- (continued)               The Mexico Equity and
July 31, 1997                                                  Income Fund, Inc.

Distribution of Income and Gains. The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income, including foreign currency gains, and to normally distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers), except in circumstances where the Fund realizes very large capital gains and where the Directors of the Fund determine that the decrease in the size of the Fund's assets resulting from the distribution of the gains would not be in the interest of the Fund's shareholders generally. An additional distribution may be made to the extent necessary to avoid payment of a 4% Federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. Federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of paid-in-capital.

During the year ended July 31, 1997, the Fund reclassified a loss of $637,760 from accumulated net realized gain on investments and foreign currency related transactions to undistributed net investment income as a result of permanent book and tax differences relating primarily to foreign currency losses. Net investment income and net assets were not affected by the reclassification.

NOTE B: Management, Investment Advisory and Administrative Services

Acci Worldwide, S.A. de C.V., serves as the Fund's Mexican Adviser (the "Mexican Adviser") under the terms of the Advisory Agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, the Mexican Adviser makes investment decisions for the Fund and supervises the acquisition and disposition of securities by the Fund. For its services, the Mexican Adviser receives a monthly fee at an annual rate of 0.52% of the Fund's average monthly net assets. For the year ended July 31, 1997, these fees amounted to $806,774.

Advantage Advisers, Inc., a subsidiary of Oppenheimer & Co., Inc., serves as the Fund's U.S. Co-Adviser (the "Co-Adviser") under the terms of the U.S. Co-Advisory Agreement (the "Co-Advisory Agreement"). Pursuant to the Co-Advisory Agreement, the Co-Adviser makes all investment decisions regarding the Fund's convertible debt securities jointly with the Mexican Adviser and provides advice and consultation to the Mexican Adviser on investment decisions for the Fund. For its services, the Co-Adviser receives a monthly fee of 0.40% of the Fund's average monthly net assets. For the year ended July 31, 1997, these fees amounted to $620,596.

Notes to Financial Statements -- (continued)               The Mexico Equity and
July 31, 1997                                                  Income Fund, Inc.

On July 22, 1997, CIBC Wood Gundy Securities Corp. ("CIBC Wood Gundy"), Oppenheimer Group, Inc. and Oppenheimer Equities, Inc. entered into an agreement for CIBC Wood Gundy to acquire all of the stock of Oppenheimer Holdings, Inc., whose subsidiary, Advantage Advisers, Inc. ("Advantage"), serves as U.S. Co-Adviser to the Fund. Because such acquisition will result in a change of control of Advantage and, in accordance with the Investment Company Act of 1940, as amended, a termination of the Fund's existing Co-Advisory Agreement with Advantage, the Fund's special meeting of stockholders to be held on September 30, 1997, will permit its stockholders to consider a new Co-Advisory Agreement with Advantage to be in effect following such acquisition. The new agreement will be substantially identical to the existing agreement with the Fund. The acquisition does not involve Acci Worldwide, S.A. de C.V., which serves as the Fund's Mexican Adviser.

Oppenheimer & Co., Inc. serves as the Fund's administrator (the
"Administrator"). The Administrator provides certain administrative services to the Fund. For its services, the Administrator receives a monthly fee at an annual rate of 0.20% of the value of the Fund's average monthly net assets. For the year ended July 31, 1997, these fees amounted to $310,298.

The Fund pays each of its directors who is not a director, officer or employee of the Mexican Adviser, the U.S. Co-Adviser, the Administrator or any affiliate thereof an annual fee of $5,000 plus $700 for each Board of Directors meeting attended in person and $100 for each meeting attended by means of a telephone conference. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

NOTE C: Capital Stock

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $.001 par value. During the year ended July 31, 1996, the Fund issued 3,000,000 shares in connection with a rights offering to the existing shareholders. Shareholders of record on July 24, 1995, were issued one transferable right for each share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every three rights held at a subscription price of $9.125 per share. Offering costs of $688,128 attributed to the rights offering were charged to paid-in capital, of which $100,000 was paid to Oppenheimer & Co. as reimbursement for its expenses. On August 23, 1995, the Fund received proceeds of $26,751,003, net of sales commissions of $623,997 from the offering, of which Oppenheimer & Co. received $273,750 for financial advisory services and $179,179 for solicitation fees.

NOTE D: Portfolio Activity

Purchases and sales of securities other than short-term obligations, aggregated $183,179,168 and $180,328,091 respectively, for the year ended July 31, 1997.

Notes to Financial Statements -- (continued)               The Mexico Equity and
July 31, 1997                                                  Income Fund, Inc.

NOTE E: Transactions with Affiliates

Acciones y Valores de Mexico, S.A. de C.V., the parent company of the Mexican Adviser, received total brokerage commissions of $174,976 during the year ended July 31, 1997.

NOTE F: Other

At July 31, 1997, substantially all of the Fund's assets were invested in Mexican securities. The Mexican securities markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of securities by the Fund may be inhibited.

--------------------------------------------------------------------------------
Federal Taxation Notice (unaudited)

The Fund paid foreign taxes of $194,901 during the fiscal year ended July 31, 1997, which it intends to pass through pursuant to Section 853 of the Internal Revenue Code, to its shareholders, which is deemed to be foreign source income for tax information reporting purposes. During the fiscal year ended July 31, 1997, the Fund made long-term capital gains distributions of $5,794,384.
--------------------------------------------------------------------------------

Results of Annual Shareholders Meeting                     The Mexico Equity and
                                                               Income Fund, Inc.

The Fund held its annual shareholders meeting on November 8, 1996. At the meeting, shareholders elected each of the nominees proposed for election to the Fund's Board of Directors and ratified the selection of Price Waterhouse LLP as the independent accountants of the Fund for the year ending July 31, 1997. The following table provides information concerning the matters voted on at the meeting:

I. Election of Directors

Nominee                   Votes For                        Votes Abstained
-------                   ---------                        ---------------
Luis Rubio                9,875,650                            533,655

At July 31, 1997, in addition to Luis Rubio the other directors of the Fund were as follows:

Alan H. Rappaport
Frederick M. Bohen
Carroll W. Brewster
Sol Gittleman

II. Ratification of Price Waterhouse LLP as the Independent Accountants of the Fund

Votes For                Votes Against                    Votes Abstained
---------                -------------                    ---------------
9,952,735                   174,999                           281,572

Report of Independent Accountants                          The Mexico Equity and
                                                               Income Fund, Inc.

To the Board of Directors and Shareholders of The Mexico Equity and Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Mexico Equity and Income Fund, Inc. (the "Fund") at July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1997 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
September 17, 1997

Dividends and Distributions;                               The Mexico Equity and
Dividend Reinvestment Plan                                     Income Fund, Inc.

The Fund intends to distribute to shareholders substantially all of its net investment company taxable income at least annually. Investment company taxable income, as defined in section 852 of the Internal Revenue Service Code of 1986, includes all of the Fund's taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other required adjustments. The Fund also expects to distribute annually substantially all of its net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers), except in circumstances where the Fund realizes very large capital gains and where the Directors of the Fund determine that the decrease in the size of the Fund's assets resulting from the distribution of the gains would not be in the interests of the Fund's shareholders generally.

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), each shareholder will be deemed to have elected, unless the Plan Agent (as defined below) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by PNC Bank, National Association, the Fund's transfer agent, as the Plan Agent (the "Plan Agent"). Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in U.S. dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for The Mexico Equity and Income Fund, Inc., c/o PNC Bank, National Association, 400 Bellevue Parkway, Wilmington, Delaware 19809. Dividends and distributions with respect to shares of the Fund's Common Stock registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's Common Stock registered in street name should contact the broker or nominee for details.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; or, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of Common Stock from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

Dividends and Distributions;                                   The Mexico Equity
and Dividend Reinvestment Plan (continued)                     Income Fund, Inc.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertified form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either Common Stock or cash. The Plan Agent's fees for the handling of reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions payable in cash.

Brokerage charges for purchasing small amounts of Common Stock for individual accounts through the Plan are expected to be less than usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made.

The receipt of dividends and distributions in Common Stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to participants at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only upon at least 30 days' written notice to participants. All correspondence concerning the Plan should be directed to the Plan Agent at the address above.

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

                             THE MEXICO EQUITY AND
                               INCOME FUND, INC.


                              INVESTMENT ADVISERS:
                          ACCI WORLDWIDE, S.A. DE C.V.
                            ADVANTAGE ADVISERS, INC.

                                 ADMINISTRATOR:
                            OPPENHEIMER & CO., INC.

                               SUB-ADMINISTRATOR:
                                   PFPC INC.

                         TRANSFER AGENT AND REGISTRAR:
                                 PNC BANK, N.A.

                                  CUSTODIANS:
                                 PNC BANK, N.A.
                                 CITIBANK, N.A.